EXHIBIT 99.1

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Since Introduction In Early 2001 Driving Contracts Over 460,000 Signed New and Renewals Driving Revenue INTERACTIVE DIGITAL SYSTEM Guest room television tailored to meet Each hotel's specific needs and Achieve its goals. Enhanced marketing Improving branding Increasing guest satisfaction Building revenue

Increase 2003 Over Tape % Change Movie Revenue $ 20.92 $ 5.21 33.2% Other Interactive Services 6.76 2.67 65.3% Total Per Guest Pay Room $ 27.68 $ 7.88 39.8% Interactive Digital System Demonstrable Increase in Revenue Per Room Over Tape FINANCIAL HIGHLIGHTS Movies - Expanded Content Other Interactive Services - Diversified Revenue

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 332 $ 332 Annual Cash Flow $ 135 $ 135 Total Cash Flow Over Life $ 871 $ 871 Average Capital Investment $ 391 $ 332 Payback Period 2.9 Years 2.5 Years Cash-on-Cash Return 34.5% 40.7% Digital Upgrade Digital New Single Room Economics * Revenue and cash flow based on 2003 actual results; capital based on Q4 '03 levels INTERACTIVE DIGITAL SYSTEM

2000 423 2001 456 2002 439 0 Q1 2003 420 0 Q2 2003 408 0 Q3 2003 396 0 Q4 2003 391 New Installation Digital Capital per Room TAPE DIGITAL DIGITAL DIGITAL DIGITAL $423 $456 $439 $420 $408 $396 DIGITAL FINANCIAL HIGHLIGHTS DIGITAL $391

2000 423 2001A 0.15 2002A 0.3 0 2003A 0.42 0 2004P 0.55 0 2005P 0.65 0 2006P 0.75 2007P 0.9 Growing Influence of Digital Percentage of Digital in Total Guest Pay Room Base 15% 30% 42% 55% 65% 75% FINANCIAL HIGHLIGHTS

1996 1997 1998 1999 2000 2001 2002 2003 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider 2002 2003 INTERACTIVE DIGITAL SYSTEM

STRONG & DIVERSIFIED CUSTOMERS

Total US/Canadian Lodging Market 75+ Hotel Room Market 12 24 Slice 4 26 More Than 299 rooms 75 - 149 rooms On Command LodgeNet Other Providers Unserved 150 - 299 rooms Under 75 rooms 4.8 Million Rooms 3.5 Million Rooms 25% meet economic criteria STRONG COMPETITIVE POSITION *company estimates

14 35 Slice 3 28 Slice 4 7 Suburban Resort Highway Airport Urban DIVERSIFICATION Diversified Locations

2002 21407 2003 64 2004 868 0 2005 769 0 2006 819 0 2007 738 0 2008 736 2009 566 2010+ 751 Total Hotels 16% 15% 16% 14% 14% STABILITY 11% 14% Future Contract Expirations Average Remaining Contract Life Approximately 41 Months As of 12/31/03 Long-term Contracts - Approximately 2% Annual Churn

(in millions) Steady Revenue Growth Despite Occupancy Declines FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 TTM Revenue 200 207 212 217 221 224 230 235 240 243 247 250 TTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624

2003 2002 % Change Movie Revenue $ 17.55 $ 17.77 - 1.2% Other Interactive Services 5.03 4.57 10.1% Total Per Guest Pay Room $ 22.58 $ 22.34 1.1% 2003 Revenue Per Room Analysis Company Record for Guest Pay Revenue Per Room Despite Lower Occupancy Rates - Occupancies Down 70 Basis Points Year over Year - Occupancies Down 500 Basis Points from Historical Levels FINANCIAL HIGHLIGHTS

Q1 '02 0.592 Q2 '02 0.575 Q3 '02 0.564 0 Q4 '02 0.556 0 Q1 '03 0.554 0 Q2 '03 0.552 0 Q3 '03 0.541 Q4 '03 0.564 Gross Profit Margin FINANCIAL HIGHLIGHTS 56.4% 55.6%

Improving Efficiencies 2003 2002 % Change Guest Pay Operations Expense $2.93 $ 2.98 (1.7%) SG&A Expense 2.01 2.18 (7.8%) Total Operating Expenses $ 4.94 $5.16 (4.3%) FINANCIAL HIGHLIGHTS SG&A 8.7% vs. 9.4% year over year as a percentage of revenue Per room per month

(in millions) Increasing Operating Income before Depreciation & Amortization Despite Occupancy Decline 1995 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Operating Income before Depreciation & Amortization 15.9 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 Occupancy 0.251 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 FINANCIAL HIGHLIGHTS TTM

Assumptions: Flat Occupancy in 2004 $ 271.0 $ 89.5 100 BP Increase in Occupancy $ 275.0 $ 92.0 200 BP Increase in Occupancy $ 279.0 $ 94.5 Annual Occupancy Effect on Revenue and Operating Income Exclusive of Depreciation & Amortization FINANCIAL HIGHLIGHTS 100 BP Change in Occupancy = $ 4.0 Million in Revenue 100 BP Change in Occupancy = $ 2.5 Million in Operating Income before D&A Revenue Op Income before D&A

2001 -31.5 2002 -26.9 2003 -5.1 Cash Provided by Operations Less Cash Used for Investing FINANCIAL HIGHLIGHTS $(26.9) (in millions) $(31.5) $(5.1)

Cash Flow Analysis 2nd Half '03 FY2003 FY2002 Cash from Operations $ 22.8 $ 48.6 $ 43.8 Corp Capital / Minor Extensions (1.7) (7.5) (10.7) Digital Renewal Investment * (10.0) (17.1) (24.1) Pre-Expansion Cash Flow $ 11.1 $ 24.0 $ 9.0 New Room Investment ** (12.8) (29.0) (35.8) Post- Expansion Cash Flow $(1.7) $ (5.1) $ (26.9) *Digital Upgrade Rooms 30,370 50,734 73,848 **New Digital Rooms 32,657 69,345 83,337 (in millions) FINANCIAL HIGHLIGHTS 2003 Year-End Debt Unchanged from 6/30/03

Cash from Operations Analysis FY2003 FY2002 Average Shares Outstanding 12,513 12,378 Cash from Operations $ 3.88 $ 3.50 Pre-Expansion Cash Flow $ 1.92 $ .72 Post-Expansion Cash Flow (.40) $ (2.14) Growth Investment per Share $ 2.32 $ 2.86 (per outstanding share) FINANCIAL HIGHLIGHTS (in thousands)

Valuation to Cable EBITDA(1) Multiple Cable Index(2) 2003 EBITDA(1) $85.0 7.2 13.9 2004 EBITDA(1) $92.0 6.7 11.9 $95.0 6.5 11.9 (per outstanding share) FINANCIAL HIGHLIGHTS (1) EBITDA= Operating Income exclusive of D&A (2) Morgan Stanley Media: Entertainment & Cable/Satellite Report - January 19, 2004 Longer-term contracts - Significantly less churn Higher unit growth potential Greater opportunity to gain operating efficiencies No speculative capital - Contract-based capital investment Relative Merits of LodgeNet vs. Cable:

FORECASTING THROUGH 2006 - Revenue: 8-10% - Operating Income excluding D&A: 10-12% - Operating Income: 80-85% Compounded Annual Growth Rates Through 2006: Net Income Positive in 2006 - 2007 Annual Capital Investment between $60-$70 Million End of 2006 - Leverage Ratio approximately 3.0x

INVESTMENT SUMMARY Continuous Innovation Operational Excellence World's Largest Provider Digital Rooms Driving Revenue Demonstrable Digital Model Experienced Management Team

Copyright 2004 LodgeNet Entertainment Corporation All rights reserved.

Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)